                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of Earliest Event Reported): December 25, 2002
                                  NAVIDEC, INC.
               (Exact Name of Registrant as Specified in Charter)

COLORADO                                   0-29098              33-0502730
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

             FIDDLER'S GREEN CENTER, 6399 S. FIDDLER'S GREEN CIRCLE,
                     SUITE 300, GREENWOOD VILLAGE, CO 80111
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (303) 222-1000.


ITEM 5 OTHER EVENTS

On November 25, 2002, the shareholders of Navidec, Inc. (the "Company") elected the following individuals to the position of Board of Director until the next shareholder meeting of the company. On December 1, 2002 Lloyd G. Chavez Jr. resigned his position on the board, and his position remains open. Mr. Chavez had no disagreements with the Company concerning operations, policies or practice.

                                                                      PERIOD FROM
       NAME                AGE     POSITION                          WHICH SERVICED
       ----                ---     --------                          --------------
J. Ralph Armijo            50     President, Chief Executive             07/1993
                                  Officer and Director
Patrick R. Mawhinney       38     Chief Financial Officer,               07/1996
                                  Secretary Treasurer and Director
Gerald A. Marroney         50     Director                               04/1997
Lloyd G. Chavez, Jr.       53     Director (resigned 12/1/2002)          04/1997
John R. McKowen            52     Director                               11/2002
Louis F. Coppage           65     Director                               11/2002
John McGrain               57     Director                               11/2002

J. RALPH ARMIJO has served as our President, Chief Executive Officer and as one of our directors since our inception in 1993. From June 1999 until October 2000, Mr. Armijo served as the Chairman of the Board of DriveOff.com, Inc. From 1981 to 1993, Mr. Armijo was employed by Tektronix, Inc., a communications company which also produces testing and measuring equipment, most recently as its Western Regional Manager. From 1976 to 1981, Mr. Armijo was employed by IBM Corporation, where he sold computerized accounting and financial applications to small and medium-sized businesses. Mr. Armijo received his B.A. from Colorado College and his M.B.A. from the University of California, Los Angeles.

PATRICK R. MAWHINNEY has served as our Chief Financial Officer, Treasurer and as a director since July 1996. Mr. Mawhinney served as our Secretary from August 1999 until July 2001 and from January 2002 to present. Prior to that he served as the President of Interactive Planet, Inc. from its inception in May 1995 until its merger with the Company in July 1996. From May 1995 until May 1996, Mr. Mawhinney also served as a financial/accounting consultant for MIS/Sunguard, a provider of accounting and investment software. Mr. Mawhinney was employed as an Assistant Vice President of The Bank of Cherry Creek from November 1993 to May 1995. He received his B.S. from Colorado State University.

LLOYD G. CHAVEZ, JR. has served as a director since April 1997. He has been a director of the Burt Group of automobile dealerships in Denver, Colorado since 1988 and director of Automotive Markets of the Burt Group since 1994. From 1983 to 1994, Mr. Chavez was Vice President of Fort Dodge Laboratories, a subsidiary of American Home Products, where he was responsible for business acquisitions, new products and technologies, intellectual property acquisitions, strategic planning and market research. From 1982 to 1983, Mr. Chavez held the position of Vice President of General Genetics Corporation, where he was responsible for management of biological and pharmaceutical research and development. Mr. Chavez received his B.A. from the University of Colorado, his M.A. from Denver Seminary, his Ph.D. from the University of Virginia and was a post-doctoral Fellow in Chemistry at Cornell University.

GERALD A. MARRONEY has served as a director since April 1997. He has served as the Judicial Administrator for the State of Colorado since 2001. Prior to which he served as a State of Colorado District Court Judge in Pueblo County, Colorado from 1990-2001. Before that time he was a practicing attorney in Pueblo, Colorado. Mr. Marroney received his B.S. from Southern Colorado State College and his J.D. from Oklahoma City University.

JOHN R. MCKOWEN is a newly elected director of the Company. Mr. McKowen was hired by the Company as a financial consultant in 1996 and was instrumental in the private, public, and secondary financing of the Company. He served as a financial consultant to the Company until March 2002. Mr. McKowen began his career in the financial services industry by joining Merrill Lynch in 1978. In 1980 he joined Dean Witter Reynolds. In 1984 Mr. McKowen began working as an independent consultant and has worked in that capacity for the last eighteen years. Mr. McKowen received a B.A. in economics from Metropolitan State College.

LOUIS F. COPPAGE is a newly elected director of the Company. Mr. Coppage is an Investment Banking Consultant and Merger and Acquisition Specialist for emerging public companies. He has over twenty years of executive and managerial experience with both domestic and international operations involving finance and business development for both private and public corporations. Since 1986, he has served as a financial consultant for numerous clients in the emphasis on the capital formation process for corporate clients including Sybersay Communications of Walnut Creek, California, Universal Management Inc. of Denver, Colorado, Alliance Medical Corporation of Phoenix, Arizona, Citadel Environmental Group of Denver, Colorado, SAN Holding, Inc. of Castle Rock, Colorado, and TangibleData Inc. of Boulder, Colorado.

From 1978 to 1986, Mr. Coppage was Founder and Principal of American Energy Investments, Inc. of Denver, Colorado. From 1969 to 1979, he was President of Foresee, Ltd., an energy development company, and of Coppage & Associates, a financial planning company in Denver, Colorado. Mr. Coppage studied business at the University of Maryland and Emporia State College before beginning his career at Connecticut General Life Insurance Company in 1964, where he was recognized for his achievements in publications such as times, Newsweek and U.S. World Report. He was a founding member of nationally recognized insurance and financial planning groups, Top of the Table and The Forum.

Mr. Coppage is the former Chairman of SAN Holdings, Inc., a $30M data storage business based in Castle Rock, Colorado. He is a past officer and director of several Colorado-based emerging public companies engaged in staffing services, information technology, and other industries.

JOHN McGRAIN is a newly elected director of the Company. Since 2000, Mr. McGrain has been the Chairman of Enterra Energy Corp. (Nasdaq: EENC). From 1997 to 2000, he was with Financial Pacific Softworks and assisted them in going public. From 1994 to 1997, Mr. McGrain was a private investor and consultant to a number of emerging growth companies. From 1984 to 1994, Mr. McGrain was Chairman and CEO of Conversion Industries, a merchant bank located in California. Mr. McGrain was responsible for the financing of thirteen public companies and numerous municipal and corporate bond financings. Mr. McGrain has served on the board of directors of the following companies: Chairman International Colin Energy, 1989-1993, CVD Financial, 1993-1994, Western Energy Management Corp., 1992-1993, United Mercantile Bank, 1986-1987, Alliance Medical Corp., 1996, Beta Well Service, 1990-1993. Mr. McGrain received a BA from UCLA in 1967 and attended Graduate School at USC in 1998. None of the Company's directors or nominees are related to any other director or executive officer.

None of the Company's directors hold any directorships in any other public company except John McGrain.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 25, 2002, concerning the beneficial ownership of the Company's Common Stock by each of the Company's executive officers and directors; and by all executive officers and directors as a group. The percentage calculations are based on 11,644,467 shares outstanding (pre reverse stock split).

                                                 Number of
                                                 Shares of
Name and Address of                            Common Stock               Percent of
Beneficial Owner(2)                         Beneficially Owned       Beneficial Ownership
-------------------                         ------------------       --------------------
Ralph Armijo                                        805,649(3)                       7.4%
Patrick R. Mawhinney                                170,690(3)                       1.5%
Hal Anderson
  9102 White Pelican Way
  Highlands Ranch, CO 80126                         81,332 (3)                        (1)
Andrew Davis                                         41,250(3)                        (1)
Lloyd G. Chavez, Jr                               34,250(3)(4)                        (1)
Gerald A. Marroney                                   30,000(3)                        (1)
Louis F. Coppage                                          0(3)                        (1)
John McGrain                                              0(3)                        (1)

All directors and executive officers as
     a Group (Eight Persons)                         1,163,171                      10.0%


Rule 13d-3 under the Securities Exchange Act of 1934, provides the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through means, including, the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(1) Less than one percent.

(2) Except as indicated herein, the business address for each person is 6399 S. Fiddler's Green Circle, Suite 300, Greenwood Village, CO 80111.

(3) The number of shares indicated includes shares of common stock underlying options that are currently exercisable, as of March 31, 2001 which are held by the following persons in the amounts indicated: Mr. Armijo (197,333); Mr. Mawhinney (71,333); Mr. Anderson (81,332); Mr. Marroney (30,000); and Mr. Chavez (30,000).

(4) LGC Management owns 4,250 shares of common stock. Mr. Chavez is President of LGC Management and may be deemed the beneficial owner of such shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NAVIDEC, INC.

Date January 28, 2003                            By: /s/ Pat Mawhinney
                                                     -----------------
                                                     Pat Mawhinney
                                                     Chief Financial Officer